SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Citizens Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS OF CITIZENS BANCORP
ANNUAL MEETING INFORMATION
ELECTION OF DIRECTORS
OTHER BUSINESS
REPORT OF AUDIT COMMITTEE AND COMPENSATION REPORT
TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS
ADDITIONAL INFORMATION
ANNUAL REPORT AND ADDITIONAL INFORMATION AVAILABLE TO SHAREHOLDERS
PROPOSALS OF SHAREHOLDERS
STOCK PERFORMANCE GRAPH

To Our Shareholders:

Enclosed with this letter you will find the following:

A)	Notice of 2005 Annual Meeting of Shareholders

B)	Proxy Ballot

C)	Proxy Statement

D)	Our Annual Report and 10K Securities and Exchange Commission filing, for the year 2004, with audited financial displays as of fiscal year ending December 31, 2004.

E)	A Return Envelope

Please read this material carefully, especially the Notice of Annual Meeting and Proxy Statement. Complete and sign the proxy and return it to us at your earliest convenience.

The only matter proposed by the management of Citizens Bancorp to be considered and voted on at the annual meeting is the election of directors. The three people proposed by management as director nominees are currently serving as directors and are being proposed for re-election for three-year terms.

Please read the Proxy Statement carefully so that you can make an informed decision. The Board of Directors of Citizens Bancorp recommends that shareholders vote for this proposal to elect directors.

I invite you to attend this year’s Annual Meeting. It will be held in the Bank’s Main Office Lobby, 275 SW 3rd St., Corvallis, at 7:00pm Tuesday April 19th. We will serve coffee, punch, and desserts following the business meeting.

We hope that you will join us.

Respectfully yours,

William V. Humphreys
President and CEO

1

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
OF CITIZENS BANCORP

Date of Meeting: April 19, 2005

The 2005 Annual Meeting of the shareholders of Citizens Bancorp (“Bancorp”) will be held on April 19, 2005 at 7:00 p.m., Pacific Time in the lobby of the main office of Citizens Bank, 275 Southwest Third Street, Corvallis, Oregon 97333. The following items are scheduled to be considered and voted on at the Annual Meeting:

     1. The election of three (3) directors of Bancorp to serve for three-year terms beginning April 19, 2005.

The management of Bancorp does not intend to present any business at the Annual Meeting except as described above, and is not aware of any matters to be brought before the Annual Meeting by shareholders. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies for voting purposes to vote in accordance with their best judgment. Only shareholders of record as of the close of business on March 1, 2005 will be entitled to vote at the Annual Meeting.

YOU WILL FIND ENCLOSED A PROXY FORM AND A RETURN ENVELOPE. The proxy is solicited on behalf of the Board of Directors of Bancorp. Each properly completed proxy returned in time for voting at the Annual Meeting will be voted in accordance with the instructions provided in the proxy. If no instructions are provided, the proxy will be voted in favor of management’s nominees for director and in the discretion of management as to other matters that may properly be raised at the Annual Meeting.

You are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend, please complete, date, sign, and mail the enclosed proxy to avoid the expense of further solicitations. A majority of all issued and outstanding shares must be represented at the Annual Meeting in order to transact business. Regardless of how many shares you own, YOUR PROXY IS IMPORTANT in fulfilling the voting requirement.

If you attend the Annual Meeting, you may withdraw your proxy and vote in person. In addition, you may revoke the proxy at any time prior to its exercise by written notification to Bancorp or by timely submission of a proxy bearing a later date. A shareholder who attends the Annual Meeting need not revoke the proxy and vote in person unless the shareholder so elects.

                BY ORDER OF THE BOARD OF DIRECTORS

William V. Humphreys, President and
      Chief Executive Officer, Citizens Bancorp

1

PROXY STATEMENT

CITIZENS BANCORP 2005 ANNUAL MEETING OF SHAREHOLDERS
April 19, 2005
7:00 p.m.

Date of Proxy Statement: March 25, 2005

ANNUAL MEETING INFORMATION

PURPOSES OF ANNUAL MEETING

     This Proxy Statement (the “Proxy Statement”) is furnished by Citizens Bancorp (“Bancorp”) to its shareholders in connection with the solicitation of proxies by the Board of Directors of Bancorp for use at the 2005 annual meeting (the “Annual Meeting”) of Bancorp shareholders. The Proxy Statement and the accompanying form of proxy are being mailed to Bancorp shareholders on or before March 30, 2005.

     At the Annual Meeting, shareholders will consider and vote upon the following matters:

     1. Election of Directors. The election of three (3) directors of Bancorp to serve for three-year terms beginning April 19, 2005. The director nominees are Scott A. Fewel, Duane L. Sorensen and Rosetta C. Venell, all of whom presently serve on the Bancorp Board.

     2. Other Matters. To consider and vote on such other matters as may properly be raised at the Annual Meeting. The management of Bancorp does not intend to present any matters at the Annual Meeting other than as outlined above, and as of the date of this Proxy Statement has no knowledge of any matters which may be presented by shareholders of Bancorp at the Annual Meeting.

DATE, TIME, AND PLACE

     The Annual Meeting will be held on April 19, 2005 at 7:00 p.m., Pacific Time, in the lobby of the main office of Citizens Bank, Bancorp’s wholly-owned subsidiary, 275 Southwest Third Street, Corvallis, Oregon 97333. The telephone number of Citizens Bank at that address is (541) 752-5161.

RECORD DATE AND VOTING RIGHTS

     Bancorp’s Board of Directors has fixed the close of business on March 1, 2005 as the record date for determining the holders of outstanding shares of Bancorp’s common stock entitled to notice of and to vote at the Annual Meeting. Each share of Bancorp common stock will be entitled to one vote on the matters to be considered at the Annual Meeting. The number of shares of common stock of Bancorp outstanding as of March 1, 2005 was 4,660,159.449 held by 1,235 shareholders of record. The number of votes held in the aggregate by the holders of those shares is 4,660,159.449.

REQUIRED SHAREHOLDER VOTES; EFFECT OF ABSTENTION

     The election of directors to the Bancorp Board requires the vote of the holders of a majority of the issued and outstanding shares of Bancorp’s common stock. An abstention will have the same effect as a vote against a director nominee and against any other matters submitted for shareholder approval. Broker non-votes will not be treated as shares present or represented and entitled to vote at the Annual Meeting.

SOLICITATION AND USE OF PROXIES; REVOCATION

     The enclosed proxy is solicited on behalf of the Board of Directors of Bancorp. Proxies may be solicited by directors, officers, and employees of Bancorp and Citizens Bank by mail, personal interview, telephone or email. All costs of soliciting proxies will be paid by Bancorp. Each properly completed proxy returned in time for voting at the Annual Meeting will be voted in accordance with the instructions provided in the proxy. If a signed proxy is received without voting instructions, the proxy will be voted in favor of management’s nominees for director and in management’s discretion as to other matters raised at the Annual Meeting. Any person providing a proxy in the form accompanying the Proxy Statement may revoke the proxy at any time prior to its exercise at the Annual Meeting. The proxy may be revoked by written notification to Bancorp, by timely submission to Bancorp of a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder who attends the Annual Meeting need not revoke his or her proxy and vote in person unless he or she so elects.

RETURN OF PROXIES

     Bancorp respectfully requests that all shareholders vote their proxies as promptly as possible, whether or not the shareholder plans to attend the Annual Meeting in person.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the ownership of Bancorp common stock, which is Bancorp’s only class of stock issued and outstanding, beneficially owned as of January 31, 2005 by: (i) the nominees to the Board of Directors of Bancorp; (ii) the directors of Bancorp continuing in office; and (iii) certain executive officers of Bancorp and Citizens Bank. The table includes the percentage of total Bancorp shares owned by each based on total issued and outstanding shares, as of January 31, 2005, of 4,653,209.449. Except as disclosed below or elsewhere in this Proxy Statement no person known to Bancorp beneficially owns more than 5% of Bancorp’s common stock.

	Number of Shares
Director Nominees	Owned	Exercisable Options	% of Shares
Scott A. Fewel(1)	8,125.992	—	**
Duane L. Sorensen(2)	23,384.577	—	**
Rosetta C. Venell(3)	80,109.045	—	1.72%

	Number of Shares
Directors Continuing in Office	Owned	Exercisable Options	% of Shares
Jock Gibson(4)	30,877.597	—	**
James E. Richards(5)	25,101.262	—	**
Eric C. Thompson(6)	522,062.869	—	11.22%
William V. Humphreys, Sr. (7)(*)	10,200.838	10,038.000	**
Sidney A. Huwaldt(8)(*)	4,641.000	—	**

All Directors and Nominees	704,503.180	10,038.000	15.14%

	Number of Shares
Executive Officers(9)	Owned	Exercisable Options	% of Shares
William F. Hubel, Jr.(*)	887.600	4,676.000	**
Steven R. Terjeson(*)	678.000	4,017.000	**
Lark E. Wysham(*)	1,754.894	3,844.000	**
Scott M. Zimbrick(*)	2,296.700	3,526.000	**

Directors, Nominees and Executive Officers as a Group (12 persons)	710,120.374	26,101.000	15.26%

*Share ownership totals include shares held individually, shares owned jointly with other persons including spouses, shares held in trust for the owner or for the owner’s minor children or grandchildren, shares owned by other immediate family members, their spouses, and shares owned or controlled directly or indirectly by any of the above through partnerships or corporations, all as more particularly described below. The term “beneficial ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to such options or warrants are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

**Represents less than one percent.

(1) Includes 3,714.415 shares owned jointly with Mr. Fewel’s spouse, with whom he shares voting and investment power.
Also includes 3,995.577 shares held by Mr. Fewel’s spouse, as to which Mr. Fewel disclaims beneficial ownership, and 416.000 shares held by Mr. Fewel as a custodian for minor grandchildren.

(2) All shares held in the name of a family limited partnership, over which Mr. Sorensen has voting and investment power.

(3) Includes 45,803.337 shares held by Ms. Venell, 29,804.584 shares held by Ms. Venell’s spouse as to which Ms. Venell disclaims beneficial ownership, and 4,501.124 shares held as a custodian for the benefit of minor grandchildren, over which Ms. Venell shares voting and investment power.

(4) All shares owned jointly with Mr. Gibson’s spouse, with whom he shares voting and investment power.

(5) All shares held in the name of a spousal trust, over which Mr. Richards has voting and investment power as a trustee.

(6) Includes 191,544.069 shares owned individually and 285,745.135 shares held by a corporation in which Mr. Thompson is an officer and shareholder and in which Mr. Thompson’s spouse is a director and shareholder, and 4,562.000 shares held in the Thompson Foundation, for which Mr. Thompson and other Thompson family members serve as directors. Also includes 8,091.404 shares held by Mr. Thompson’s spouse as a custodian for a minor child, and 17,837.404 shares held by Mr. Thompson as a custodian for minor children, as to all of which Mr. Thompson disclaims beneficial ownership. Also includes 14,282.857 shares held in an individual retirement account. See also the section and table immediately below for further information concerning the share ownership of the Gene N. Thompson family.

(7) All shares held in the name of a spousal trust, over which Mr. Humphreys, Sr. has voting and investment power as a trustee.

(8) All shares held in revocable living trusts over which Mr. Huwaldt has voting and investment power as a trustee.

(9) Excluding William V. Humphreys, Sr., President and Chief Executive Officer, whose ownership is shown under the
“Directors Continuing in Office” section of this table. All shares shown for Messrs. Hubel and Terjeson are owned jointly with their respective spouses, with whom each shares voting and investment power. Shares shown for Ms. Wysham include 1,605.894 shares held in a trust over which she shares voting and investment power, and 149.00 shares held in Ms. Wysham’s individual retirement account. Shares shown for Mr. Zimbrick include 2,285.700 shares owned jointly with his spouse, with whom he shares voting and investment power, and 11.000 shares held individually.

SECURITIES OWNERSHIP OF GENE N. THOMPSON FAMILY

     The Gene N. Thompson family, consisting of former emeritus director Gene N. Thompson and his wife, their three children Courtenay A. Thompson, Gina L. Morrow, and Eric C. Thompson (who is also a Bancorp director) their children’s spouses and their six grandchildren, collectively are the beneficial owners of 989,050.382 shares of Bancorp common stock, or 21.26%, of the issued and outstanding common stock of Bancorp, based on of 4,653,209.449 total issued and outstanding shares as of January 31, 2005. Four individual members of the Gene N. Thompson family, through individual, custodial, and joint ownership, beneficially own or control more than 5% of Bancorp’s stock. The following table sets forth the ownership of Bancorp common stock (the only class of issued and outstanding stock of Bancorp) held as of January 31, 2005 by each of these four individuals. The address for mailing purposes of the Gene N. Thompson family is c/o Citizens Bank, PO Box 30, Corvallis, Oregon 97339.

	Number of Shares	% of Shares
Courtenay A. Thompson(1)	443,252.053	9.53%
Eric C. Thompson(2)	522,062.869	11.22%
Gene N. Thompson(3)	426,264.308	9.16%
Gina L. Morrow(4)	459,268.557	9.87%

* Certain individual members of the Gene N. Thompson family share voting and investment power over certain shares through an Oregon corporation. The total number of shares for which voting and investment power is shared is included for each such individual. Since such shares have been counted more than once, the sum of the shares displayed in this column do not equal the total share ownership of the Gene N. Thompson family, which does not exceed 989,050.382 shares in the aggregate.

(1) Includes 154,436.918 shares owned individually, 285,745.135 shares held by a corporation in which Ms. Thompson is a director and shareholder, and 1,870.000 shares held by Ms. Thompson’s spouse. Also includes 1,200.000 shares held as a custodian for the benefit of a minor child as to which she disclaims beneficial ownership.

(2) Includes 191,544.069 shares owned individually, 285,745.135 shares held by a corporation in which Mr. Thompson is an officer and shareholder and in which Mr. Thompson’s spouse is a director and shareholder, and 4,562.000 shares held in the Thompson Foundation, for which Mr. Thompson and other Thompson family members serve as directors. Also includes 8,091.404 shares held by Mr. Thompson’s spouse as a custodian for a minor child, and 17,837.404 shares held by Mr. Thompson as a custodian for minor children, as to all of which Mr. Thompson disclaims beneficial ownership. Also includes 14,282.857 shares held in an individual retirement account.

(3) Includes 35,660.772 shares owned directly, 285,745.135 shares held by a corporation in which Mr. Thompson and his spouse are directors and shareholders, and 4,562.000 shares held in the Thompson Foundation, for which Mr. Thompson and other Thompson family members serve as directors. Also includes 95,843.761 shares held as a custodian for the benefit of minor grandchildren and 4,452.640 shares held by Mr. Thompson’s spouse, as to which he disclaims beneficial ownership in each case.

(4) Includes 159,710.422 shares owned individually and 285,745.135 shares held by a corporation in which Ms. Morrow is a director and shareholder. Also includes 13,813.000 shares held as a custodian for the benefit of minor children as to which she disclaims beneficial ownership.

ELECTION OF DIRECTORS

NOMINEES TO THE BOARD OF DIRECTORS OF BANCORP

     Under Bancorp’s Articles of Incorporation, the Bancorp Board is divided into three classes, providing for staggered three-year terms for directors. Prospective Board members can be nominated to any of the three classes, depending on Board vacancies, as long as there are at least two members in each class. The Board may have no less than eight (8) and no more than twelve (12) members in total.

     Management proposes the following nominees for election to the Board of Directors of Bancorp for three-year terms beginning April 19, 2005. These nominees are presently members of Bancorp’s Board of Directors.

     Nominee No. 1: SCOTT A. FEWEL, age 58, is an attorney in private practice in the law firm of Fewel & Brewer in Corvallis, Oregon. Mr. Fewel has practiced law for over 30 years, and served as the City Attorney for Corvallis, Oregon from 1971 to 1981 and from 1992 to the present. Mr. Fewel also serves on the Board of Directors of the Benton County Foundation. He has been a director of Citizens Bank since 1996 and a director of Bancorp since its formation in 1997.

     Nominee No. 2: DUANE L. SORENSEN, age 64, is retired. Prior to his retirement Mr. Sorensen was the President of Waste Control Systems, Inc., a solid waste management company headquartered in Corvallis, Oregon. Prior to his retirement, Mr. Sorensen had been in the waste management business for 24 years. Mr. Sorensen became a director of Bancorp and of Citizens Bank in 1998.

     Nominee No. 3: ROSETTA C. VENELL, age 65, is the secretary-treasurer of Venell Farms, Inc., Venell Pellets, Inc. and Mid-Valley Agricultural Products, Inc., and is involved in the daily management of these companies. She has been in the agriculture business, including farming and seed marketing, since 1957. She has been a director of Citizens Bank since 1981 and a director of Bancorp since its formation in 1997.

     To be elected, the director nominees must receive the affirmative vote of the holders of a simple majority of Bancorp’s common stock represented in person or by proxy at the Annual Meeting. An abstention will have the same effect as a vote against the director nominees. Broker non-votes will not be treated as shares present or represented and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS OF BANCORP RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DIRECTOR NOMINEES SET FORTH ABOVE.

     Although Bancorp knows of no reason why the above nominees may be unable or unwilling to serve, if the nominees become unable or unwilling to serve it is the intention of the persons named in the proxy to vote for any substitute nominee(s) the Board of Directors of Bancorp may recommend.

MEMBERS OF THE BANCORP BOARD CONTINUING IN OFFICE

     The following individuals are presently members of the Board of Directors of Bancorp whose terms in office do not expire on the date of the 2005 Annual Meeting.

     JOCK GIBSON, age 63, is the President of Lochmead Dairy, Inc., a dairy food processing company, and the Vice President of Dari Mart Stores, a retail grocery. He has been in the dairy food processing and retail business since 1965. He has been a director of Citizens Bank since 1993 and a director of Bancorp since its formation in 1997. Since January 1, 2000, Mr. Gibson has served as Chairman of the Bancorp and Citizens Bank Boards of Directors. His term as director expires on the date of the 2006 Annual Meeting of Bancorp.

     SIDNEY A. HUWALDT, age 62, joined the Board in 2001. He is the agency acquisition manager of Western States Insurance Agency, Inc. He has also served as the President of McMinnville Industrial Productions, an industrial development company, since 1979. Mr. Huwaldt has been in the insurance business since 1979, and is a graduate of the University of Oregon with a Bachelor of Science degree in history. He was appointed to the Bancorp Board and to the Board of Directors of Citizens Bank on November 20, 2001. His term as director expires on the date of the 2007 Annual Meeting of Bancorp.

     JAMES E. RICHARDS, age 66, is General Manager of Fisher Implement Company, a farm implement distributor in Albany, Oregon. Mr. Richards has been in the farm implement business since 1964. He has been a director of Citizens Bank since 1988 and a director of Bancorp since its formation in 1997. His term as director expires on the date of the 2006 Annual Meeting of Bancorp.

     ERIC C. THOMPSON, age 41, is the President of Thompson Timber Company and President of TTT Timber, Inc., both of Philomath, Oregon. Mr. Thompson has been in the timber business since 1981, and is a 1985 graduate of Oregon State University with a Bachelor of Science degree in forest management. He was appointed to the Bancorp Board and to the Board of Directors of Citizens Bank on January 1, 2000. His term as director expires on the date of the 2006 Annual Meeting of Bancorp.

     WILLIAM V. HUMPHREYS, SR., age 57, has served as the President and Chief Executive Officer of Citizens Bank since January 2, 1996, and as the President and Chief Executive Officer of Bancorp since its formation as the holding company of Citizens Bank in 1997. Mr. Humphreys, Sr. has been in the banking industry since 1968, and prior to his employment at Bancorp served as the President and Chief Executive Officer of another Oregon community bank for eight years. He has been a director of Citizens Bank since 1996 and a director of Bancorp since its formation in 1997. His term as director expires on the date of the 2007 Annual Meeting of Bancorp.

MEMBERS OF THE BOARD OF DIRECTORS OF CITIZENS BANK

     During 2004 and as of the date of this Proxy Statement the members of the Board of Directors of Bancorp and of Citizens Bank, the wholly-owned subsidiary of Bancorp, were and are identical. Shareholders of Bancorp do not elect the members of the Board of Directors of Citizens Bank. Bancorp, acting through its Board of Directors, elects the Board of Directors of Citizens Bank.

EMERITUS DIRECTORS OF CITIZENS BANCORP AND CITIZENS BANK

     In 2004 one emeritus director, Gene N. Thompson, was a member of the Bancorp and Citizens Bank boards. Under the Bylaws of Bancorp and Citizens Bank, an emeritus director has no voting rights as a director, and may attend meetings of the boards of Citizens Bank and Bancorp upon the invitation of the board. Emeritus directors receive the regular monthly attendance fee payable to voting directors, may be removed from office by a simple majority vote of directors at any time, and may not serve past the date on which the emeritus director reaches age 70. Mr. Thompson’s total emeritus director compensation was $12,000 in 2004. He retired as emeritus director in December of 2004.

     GENE N. THOMPSON, age 68, the co-owner and operator of Thompson Timber Co., retired from the Boards of Bancorp and of Citizens Bank in December 1999. Mr. Thompson has been in the business of logging, hauling and selling timber since 1959. Until his retirement, Mr. Thompson had been a voting director of Citizens Bank since 1980 and a voting director of Bancorp since its formation in 1997.

EXECUTIVE OFFICERS OF BANCORP AND OF CITIZENS BANK

     The executive officers of Bancorp and of Citizens Bank are William F. Hubel, Jr., William V. Humphreys, Sr., Steven R. Terjeson, Lark E. Wysham and Scott M. Zimbrick. The following table sets forth in summary form information about these executive officers, including years of banking experience.

NAME	AGE	POSITION	EXPERIENCE
William F. Hubel	49	Executive Vice President, Chief Operating Officer (Bank)	27
William V. Humphreys, Sr.	57	President and Chief Executive Officer (Bancorp and Bank)	37
Steven R. Terjeson	48	Executive Vice President, Chief Lending Officer (Bank)	23
Lark E. Wysham	55	Executive Vice President, Chief Financial Officer (Bancorp and Bank)	28
Scott M. Zimbrick	49	Executive Vice President, Chief Marketing Officer (Bank)	26

     WILLIAM F. HUBEL, JR., age 49, is Executive Vice President and Chief Operating Officer of Citizens Bank. His responsibilities include managing all branch operations for Citizens Bank. He joined Citizens Bank in 1998. Prior to that time, he served as a Vice President for Wells Fargo Bank and has over 27 years of experience in the banking industry. He is a 1977 graduate of Western Oregon State College and a 1990 graduate of the Pacific Coast Banking School.

     WILLIAM V. HUMPHREYS, SR., age 57, is the President and Chief Executive Officer of Bancorp and of Citizens Bank. Mr. Humphreys, Sr. is a director of Bancorp and Citizens Bank. Information concerning his business experience and background is contained in the section above entitled “Members of the Bancorp Board Continuing in Office.”

     STEVEN R. TERJESON, age 48, is Executive Vice President and Chief Lending Officer of Citizens Bank. He is in charge of loan administration and his responsibilities include supervising the loan portfolio of Citizens Bank. He joined Citizens Bank in 1996. Prior to his present appointment he served as Vice President and Manager of the Citizens Bank Albany area offices and has a total of 23 years of experience in the banking industry. Mr. Terjeson is a 1979 graduate of the University of Oregon and a graduate of the Northwest Intermediate Commercial Lending School.

     LARK E. WYSHAM, age 55, is Executive Vice President and Chief Financial Officer of Bancorp and of Citizens Bank. She joined Bancorp and Citizens Bank in 1997. From 1995 to 1997 she served as Executive Vice President and Chief Operations Officer of Columbia River Bank. For many years prior to 1995 she was the Vice President/Operations of Juniper Banking Company. Ms. Wysham has 28 years of experience in the banking industry. She is a 1987 graduate of the Bank Administration Institute and a 1990 graduate of the Northwest Intermediate Commercial Lending School.

     SCOTT M. ZIMBRICK, age 49, is Executive Vice President and Chief Marketing Officer of Citizens Bank. He joined Citizens Bank in 1997. Prior to that time he served for many years as Marketing Area Manager and Vice President for Wells Fargo Bank. Mr. Zimbrick has over 26 years of experience in the banking industry. He is a 1978 graduate of the University of Oregon and a 1996 graduate of the Pacific Coast Banking School.

2004 BOARD AND COMMITTEE MEETINGS OF BANCORP

     The Board of Directors of Bancorp held a total of 12 regularly scheduled Bancorp Board meetings during the 2004 calendar year. Each member of the Board of Directors, excluding the Board’s emeritus director, attended at least 92% of the meetings the director was entitled to attend, except for James E. Richards, who attended 75% of the meetings, and Eric C. Thompson, who attended 83% of the meetings. Emeritus Director Gene N. Thompson attended no Bancorp Board meetings in 2004. The Board of Directors of Bancorp appointed no committees during the calendar year ending December 31, 2004.

2004 BOARD AND COMMITTEE MEETINGS OF CITIZENS BANK

     The Board of Directors of Citizens Bank held a total of 12 regularly scheduled Board meetings during the 2004 calendar year. Each member of the Board of Directors, excluding the Board’s emeritus director, attended at least 92% of the meetings the director was entitled to attend, except for James E. Richards, who attended 75% of the meetings, and Eric C. Thompson, who attended 83% of the meetings. Emeritus Director Gene N. Thompson attended no Citizens Bank Board meetings in 2004.

     The Board of Directors of Citizens Bank appointed seven committees during the calendar year ending December 31, 2004: (1) the Audit/Examination Committee, (2) the Human Resources Committee, (3) the Investment/Asset-Liability Committee, (4) the Lending/CRA Committee, (5) the Nominating Committee, (6) the Management Review Committee; and (7) the Technology Committee.

     The Audit/Examination Committee met seven times during calendar 2004. This Committee reviews Citizens Bank’s compliance with audit and bank policies and procedures, reviews reports prepared by Bancorp’s and Citizens Bank’s accountants, recommends the selection of Bancorp’s and Citizens Bank’s outside accountants, and advises the Board of Directors concerning Citizens Bank’s compliance with Bank policy and federal and state regulations. In 2004 the members of this Committee were Scott A. Fewel, Chairperson, Jock Gibson, James E. Richards, Duane Sorensen and Rosetta C. Venell. None of the members of the audit committee currently meets the definition of “audit committee financial expert” as defined by the rules promulgated by the Securities Exchange Commission. Although Bancorp may seek in the future to add a director to the Board of Directors who could serve on the Audit Committee in this capacity, the Board of Directors believes that the current members, one of whom is a retired Certified Public Accountant, provide an acceptable level of business and financial experience and expertise. Attendance for each member of this Committee (percent attendance at each meeting member was entitled to attend) was as follows: Fewel, 100%; Gibson, 86%; Richards, 57%; Sorensen, 100%; Venell, 100%.

     The Human Resources Committee met once during calendar 2004. This Committee evaluates the performance of Citizens Bank’s executive officers, makes recommendations to the Board of Directors concerning compensation and personnel issues, reviews and makes recommendations concerning employee benefits issues, and reviews and monitors any claims of employees against Citizens Bank. The members of this Committee in 2004 were Jock Gibson, William V. Humphreys, Sr., James E. Richards, Chairperson and Rosetta C. Venell. Each member of this Committee attended the Committee’s one meeting, except James E. Richards.

     The Investment/Asset Liability Committee met four times during calendar 2004. This Committee was formed to establish, update and monitor Citizens Bank’s policies concerning asset, liability, liquidity, investment, interest rate and market risk management, oversee the management of these functions, and recommends to the Board of Directors where appropriate the retention of securities advisors and brokers. In 2004 the members of this Committee were William V. Humphreys, Sr., Sidney A. Huwaldt, Eric C. Thompson and Rosetta C. Venell, Chairperson. Each member of this Committee attended 100% of the meetings the member was entitled to attend, except for Eric C. Thompson, who attended three of the four meetings.

     The Lending/CRA Committee met 13 times in calendar 2004. This Committee reviews Citizens Bank’s compliance with Citizens Bank’s loan and CRA policies and procedures, advises the Board of Directors of any material violations of these policies, and reviews and approves loans recommended by Citizens Bank’s management that exceed internal approval limits. In 2004 the members of this Committee were Scott A. Fewel, William V. Humphreys, Sr., Chairperson, James E. Richards, Duane L. Sorensen, and Eric C. Thompson. Attendance for each member of this Committee (percent attendance at each meeting member was entitled to attend) was as follows: Fewel, 92%; Humphreys, Sr., 77%; Richards, 92%; Sorensen, 92%; Thompson 85%.

     The Nominating/Governance Committee met three times in 2004. This Committee recommends prospective members of the Board of Directors of Citizens Bank, and addresses corporate governance issues. The members of the Nominating Committee in 2004 were Scott A. Fewel, Jock Gibson, Chairperson, Sidney A. Huwaldt, James E. Richards, Duane L. Sorensen and Rosetta C. Venell. Each member of this Committee attended 100% of the meetings the member was entitled to attend, except for James E Richards, who attended two of the three meetings.

     The Management Review Committee met once in calendar 2004. This Committee’s primary responsibility is to evaluate the performance of Citizens Bank’s President and Chief Executive Officer and recommend compensation for this officer. The members of this Committee consist of all of the outside directors of Citizens Bank. The Chairperson was Jock Gibson. Each member attended the single meeting of this Committee.

     The Technology Committee met four times in 2004. This Committee consists of directors William V. Humphreys, Sr., Sidney A. Huwaldt, Chairperson, and various officers and employees of Citizens Bank. Its purpose is to provide information to the Board on technology purchases and implementation issues as needed. Attendance for each director member of this Committee (percent attendance at each meeting member was entitled to attend) was as follows: Humphreys, 50%; Huwaldt, 100%. Executive officers Lark E. Wysham and William F. Hubel, Jr. also served on this Committee in 2004.

OTHER BUSINESS

     Bancorp’s management knows of no matters to be brought before the 2005 Annual Meeting for a vote other than those matters described above in this Proxy Statement. However, if other matters are presented for a vote at the Annual Meeting, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters. At the Annual Meeting, management will report on Bancorp’s business and shareholders will have an opportunity to ask questions. For information concerning the procedures provided by Bancorp’s Articles of Incorporation for the presentation of business by shareholders at an annual meeting, see the section below entitled “Proposals of Shareholders.”

MANAGEMENT COMPENSATION INFORMATION - EXECUTIVE COMPENSATION

     The following table shows the compensation paid by Citizens Bank for services rendered during the calendar years 2004, 2003 and 2002 by the President and Chief Executive Officer of Citizens Bank, and compensation for four other executive officers of Citizens Bank. No other officers or employees of Citizens Bank earned compensation consisting of salary and bonus which exceeded $100,000 for these calendar years. Officers of Bancorp, including Mr. Humphreys, Sr. and Ms. Wysham, do not receive separate compensation for services rendered in their capacity as Bancorp officers.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
				Securities
Name and				Underlying Options	All Other
Principal Position	Year	Salary	Bonus	Granted(#)(3)	Compensation(1)(2)
William V. Humphreys, Sr. President and CEO(1)	2004	$196,350	$35,000	4,000(4)	$168,783
	2003	$187,000	$40,000	4,400(5)	$107,750
	2002	$178,000	$30,000	—	$55,549

Lark E. Wysham CFO (2)	2004	$102,334	$12,000	1,500(6)	$89,653
	2003	$97,461	$15,000	1,650(7)	$66,168
	2002	$92,820	$11,000	1,650(8)	$34,112

William F. Hubel, Jr. COO(2)	2004	$100,528	$12,000	1,500(6)	$87,157
	2003	$95,742	$15,000	1,650(7)	$24,430
	2002	$91,182	$11,000	1,650(8)	$12,595

Steven R. Terjeson, Chief Lending Officer(2)	2004	$96,314	$12,000	1,500(6)	$60,170
	2003	$91,728	$15,000	1,650(7)	$18,340

Scott H. Zimbrick, Chief Marketing Officer(2)	2004	$96,314	$12,000	1,500(6)	$87,157
	2003	$91,728	$15,000	1,650(7)	$23,476

(1) Other compensation for 2002, 2003 and 2004 as follows: automobile allowance of $6,000 per year. Mr. Humphreys, Sr.
was also reimbursed for club membership dues for the years shown. The total of the perquisites received by Mr. Humphreys, Sr., including the automobile allowance and club dues, did not exceed 10% of his salary plus bonus for the years shown. Additional long term compensation is the value of the Bank’s supplemental executive retirement program, consisting of the total accrued value of the program from its commencement in 2001 through the end of year shown. The entitlement of the executive to the retirement benefit is subject to a vesting period of 10 years from October 16, 2001. The total long term compensation shown is the automobile allowance plus the value of the Bank’s supplemental executive retirement program.

(2) These executives were also reimbursed for club membership dues for the years shown. The total of the perquisites received by these executives did not exceed 10% of salary plus bonus for the years shown. The total long term compensation shown is the value of the Bank’s supplemental executive retirement program, consisting of the total accrued value of the program from its commencement in 2001 through the end of year shown. The entitlement of the executive to the retirement benefit is subject to a vesting period of 10 years from October 16, 2001.

(3) Prior periods have been adjusted to reflect 10% stock dividend effective July 2003.

(4) The exercise price of the options is $18.40 per share. The options vest over a four-year period at 25 percent per year and expire in January 2014.

(5) The exercise price of the options is $13.18 per share. The options vest over a four-year period at 25 percent per year and expire in February 2013.

(6) The exercise price of the options is $16.70 per share. The options vest over a four-year period at 25 percent per year and expire in November 2014.

(7) The exercise price of the options is $18.50 per share. The options vest over a four-year period at 25 percent per year and expire in December 2013.

(8) The exercise price of the options is $11.36 per share. The options vest over a four-year period at 25 percent per year and expire in December 2012.

Option Grants in 2004

					Potential Realizable Value at
		Percent of Total			Assumed Annual Rates of Stock
	Number of Securities	Options Granted to	Exercise or Base		Price Appreciation for Option
	Underlying Options	Employees in Fiscal	Price		Term (4)
Name	Granted (#)(4)	Year (1)	($/Share)(2)(3)	Expiration Date	5%($)	10%($)
W. V. Humphreys, Sr.	4,000	17.39%	$18.40	01/21/2014	$46,287	$117,299
W. F. Hubel, Jr.	1,500	6.52%	$16.70	11/16/2014	$15,754	$39,923
Steven R. Terjeson	1,500	6.52%	$16.70	11/16/2014	$15,754	$39,923
Lark E. Wysham	1,500	6.52%	$16.70	11/16/2014	$15,754	$39,923
Scott H. Zimbrick	1,500	6.52%	$16.70	11/16/2014	$15,754	$39,923

(1) Based on a total of 23,007 options granted to employees under Bancorp’s option plan in 2004.

(2) The option purchase prices are equal to the fair market value at the date of grant. The options were granted on November 16, 2004 to Mr. Hubel, Mr. Terjeson, Ms. Wysham and Mr. Zimbrick.

(3) The option purchase prices are equal to the fair market value at the date of grant. The options were granted on January 21, 2004 to Mr. Humphreys.

(4) In accordance with the Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of Bancorp’s common stock appreciates from the date of grant over the years remaining to expiration at the annualized rates of 5% and 10%, respectively. If the stock price does not increase over the exercise price at the time of exercise, realized value to the named executives from these options will be zero.

OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth information regarding options exercised during 2004 and holdings at December 31, 2004 by the executive officers named in the compensation table shown previously.

Aggregate Option Exercises in Fiscal 2004
and Year-End Option/Warrant Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares Acquired on		Options at		In-the-Money Options at
Name	Exercise (#)	Value Realized ($)	December 31, 2004		December 31, 2004 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
W. V. Humphreys, Sr.	-0-	—	10,038	8,262	$59,210	$23,074
W. F. Hubel, Jr.	-0-	—	4,676	3,974	$28,680	$10,782
Steven R. Terjeson	659	$3,545	4,017	3,974	$24,278	$10,782
Lark E. Wysham	832	$4,581	3,844	3,974	$21,982	$10,782
Scott H. Zimbrick	1,150	$4,511	3,526	3,974	$20,244	$10,782

(1) On December 31, 2004, the closing price of Citizens Bancorp’s stock was $18.50 per share. For the purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be “in-the-money” and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

2004 DIRECTOR COMPENSATION

     The members of the Board of Directors of Bancorp do not receive separate compensation for serving as Board members of Bancorp. Five of the eight directors of Citizens Bank received compensation of $1,000 per month in calendar 2004 for each month of actual service. The Chairman of the Citizens Bank Board was paid compensation of $2,000 per month. The Chairman of the Audit Committee was paid compensation of $1,500 per month. No compensation was paid to the President and Chief Executive Officer of Citizens Bank for his service as a Citizens Bank director.

     Emeritus directors of Citizens Bank receive compensation of $1,000 per month. The compensation paid to outside and emeritus directors constitutes the entire compensation paid to them for their work as directors, including preparing for and attending regular and special Board meetings, preparing for and attending committee meetings, and rendering advice and assistance to Citizens Bank in their capacities as directors. In 2004 Emeritus Director Gene N. Thompson received total director fees of $12,000.

PROFIT-SHARING AND RETIREMENT PLAN

     Citizens Bank has had an Employee Profit-Sharing and Retirement Plan (the “Plan”) in effect since 1960. All Citizens Bank employees who have been employed by Citizens Bank for 12 consecutive months of 1000 hours or more are eligible to receive employer contributions after the requirement is met. Employees may make contributions after one month of service. Members of the Board of Directors of Bancorp or of Citizens Bank are not eligible to participate unless they are also Citizens Bank employees. The Plan is qualified as a retirement plan under the Employee Retirement Income Security Act of 1974. The normal retirement age under the Plan is 65. Employer contributions to the Plan are made at the sole discretion of the Citizens Bank Board of Directors. The benefits payable to an employee covered by the Plan depend on a number of factors, including the employee’s length of service, Citizens Bank’s contributions to the Plan, the present and future compensation paid to the employee, and the performance of the investments purchased and managed under the Plan. Contributions to the Plan are allocated by the Plan trustee and administrator among Plan participants on a pro-rata basis as determined by the yearly eligible compensation of each participant.

     As of December 31, 2004 there were 115 employees of Citizens Bank who were participants who received contributions under the Plan. The amount expensed by Citizens Bank as contributions to the Plan for the fiscal year ended December 31, 2004 was $385,000, and the aggregate value of contributions under the Plan as of that end of that period was $391,672.58.

SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

     In 2001, Citizens Bank authorized the creation of a supplemental executive retirement program (“SERP”) as a compensation benefit program for executive officers of the Bank in order to attract and retain individuals with extensive and valuable experience in the banking industry. The SERP is funded through bank-owned life insurance. The SERP allows executives retirement benefits that vest over time. Benefits may be canceled or reduced under certain circumstances, such as termination with cause or early retirement. As a condition to participation in the SERP, the executives agreed to waive discretionary contributions under the Citizens Bank Employee Profit Sharing and Retirement Plan. The participants in the SERP are: (1) William V. Humphreys, Sr., President and Chief Executive Officer; (2) Lark E. Wysham, Executive Vice President and Chief Financial Officer; (3) Scott M. Zimbrick, Executive Vice President and Chief Marketing Officer; (4) Steven R. Terjeson, Executive Vice President and Chief Lending Officer; and (5) William F. Hubel, Executive Vice President and Chief Operating Officer.

INCENTIVE STOCK OPTION PLAN

     In November 1998, Bancorp’s Board of Directors adopted, subject to shareholder approval, the 1998 Incentive Stock Option Plan (the “ISOP”). The ISOP was approved by Bancorp’s shareholders at the 1999 Annual Meeting. The ISOP allows Bancorp to grant stock options to employees of Bancorp and its subsidiary Citizens Bank. No more than 4% of Bancorp’s issued and outstanding common stock may be issued in the form of stock options under the ISOP. The purpose of the ISOP is to enable Bancorp and its subsidiaries to attract and retain experienced and able employees and to motivate these individuals to exert their best efforts for Bancorp and its shareholders. Stock-based compensation is a key tool for the retention of employees. Stock options have value only if Bancorp’s stock price increases above the fair market value of the stock on the grant date and the employee remains on the job for the period required for the option to be exercised. In addition, stock options link the value of the grant to the value of Bancorp’s stock. This aligns the interests of the recipient with the interests of all shareholders, providing an incentive for the recipient to maximize shareholder value. Management believes that the issuance of stock options can be effective in motivating and retaining employees.

     The ISOP authorizes two kinds of stock option grants of the common stock (the “Stock”) of Bancorp, Incentive Stock Options as defined in the Internal Revenue Code of 1986, as amended, and Non-Statutory Stock Options. Each option grant must be specifically designated as either an Incentive Stock Option or a Non-Statutory Stock Option. The difference between the two types of stock options arises chiefly from the tax consequences associated with the option. Grants of stock options may be made under the ISOP only to officers and key employees of Bancorp whom the Board believes have made, or will make, an essential contribution to Bancorp. Bancorp directors are not eligible for option grants unless the director is also an employee of Bancorp or Citizens Bank. The ISOP is administered by Bancorp’s Board of Directors, which may adopt or amend rules and regulations for its administration, and which may delegate administration to a committee of the Board. The grant of stock options under the ISOP are be at the complete discretion of Bancorp’s Board, which has and shall retain the sole authority to grant options. The amount, terms and conditions of all option grants under the ISOP are determined by the Board, subject to the limitations imposed by the ISOP and by applicable law and regulation. At the time an option grant is made under the ISOP, the terms of the grant must specify the price at which the recipient of the option may exercise the option. To exercise an option means to purchase the stock at the exercise price. The ISOP requires that the exercise price of all stock options approved for grant shall be the fair market value of Bancorp’s common stock on the date of grant. Since Bancorp’s common stock is infrequently traded and is not quoted on any established stock market or quotation system, the Board chooses and applies an appropriate valuation method at the time of grant, consistent with its fiduciary duties. In the event of a stock split, recapitalization, or other similar event, the exercise price of outstanding options or rights already awarded are adjusted in order to prevent either the dilution or the enlargement of the benefit intended at the time of the original grant.

     In December of 1999, options covering 15,950 shares of Bancorp’s common stock were granted to a total of 25 employees at an exercise price of $11.82 per share. In February of 2000, options covering 2,750 shares were granted to one employee at an exercise price of $12.22 and in December of 2000, options covering a total of 31,900 shares were granted to a total of 50 employees at an exercise price of $10.45 per share. In fiscal 2001 options covering 40,151 shares were granted to a total of 53 employees at an exercise price of $13.18 per share. In fiscal 2002 options covering 39,738 shares were granted to a total of 55 employees at an exercise price of $11.36 per share. In fiscal 2003 options covering 42,875 shares were granted to a total of 61 employees, including 38,475 shares granted in December, 2003 at an exercise price of $18.50 per share and 4,400 shares granted in February, 2003 at an exercise price of $13.18 per share. (The foregoing share and price per share information has been adjusted for the 5% stock dividend in 1999 and the 10% stock dividend in 2003.)

     In fiscal 2004 options covering 23,007 shares were granted to a total of 34 employees, including 4,000 shares granted in January, 2004 at an exercise price of $18.40 per share and 19,007 shares granted in November, 2004 at an exercise price of $16.70 per share. At December 31, 2004, 4% of the shares of Bancorp’s issued and outstanding shares, the total available for option grants under the ISOP, amounted to 181,461 shares of common stock, after adjustment for the 5% stock dividend in 1999 and the 10% stock dividend in 2003. After the foregoing grants, therefore, and accounting for option exercises covering 7,383 shares, unexercised options covering 172,542 shares, adjustment for stock dividends, and forfeitures of 16,447 shares, a total of 1,536 shares of common stock remained available for option grants as of December 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

     The following table shows the status of option grants under the Plan as of December 31, 2004:

Equity Compensation Plan Information

# of Securities
Remaining Available
	# of Securities to		for Future Issuance
	Be Issued on		Under Plan
	Exercise of	Weighted-Average	(Excluding
	Outstanding	Exercise Price of	Securities in
	Options	Outstanding Options	Column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	172,541	$14.11	46,888(1)

Equity Compensation Plans Not Approved by Security Holders	-0-	-0-	-0-

Total	172,541	$14.11	46,888

(1)	Includes 1,536 shares issuable under the 1998 incentive stock option plan and 45,352 shares issuable under the 1998 stock bonus plan.

STOCK BONUSES

     In November 1998, Bancorp’s Board of Directors adopted, subject to shareholder approval, the 1998 Stock Bonus Plan (the “Bonus Plan”). The Bonus Plan was approved by Bancorp’s shareholders at the 1999 Annual Meeting. As with the ISOP, the purpose of the Bonus Plan is to enable Bancorp and Citizens Bank to attract and retain experienced and able employees, and to provide an incentive to these individuals to exert their best efforts for Bancorp and its shareholders. No more than 1% of Bancorp’s issued and outstanding common stock may be issued under the Bonus Plan. Grants of stock under the Bonus Plan may be made only to officers and key employees of Citizens Bank whom the Board believes have made, or will make, an essential contribution to the Bank. Bancorp directors are not eligible for grants under the Bonus Plan unless the director is also an employee of Citizens Bank. The Bonus Plan is administered by Bancorp’s Board of Directors, which may adopt or amend rules and regulations for its administration, and which may delegate administration to a committee of the Board. The grant of stock under the Bonus Plan is at the complete discretion of Bancorp’s Board, which has and shall retain the sole authority to make such grants. The amount, terms and conditions of all grants under the Bonus Plan are determined by the Board, subject to the limitations imposed by the Bonus Plan and by applicable law and regulation.

     Since the adoption of the Bonus Plan through December 31, 2004, grants of 190 Bancorp common shares have been made to 25 employees of Citizens Bank under the Bonus Plan. As of that date 1% of the shares of Bancorp’s issued and outstanding shares, the total available for grant under the Bonus Plan, amounted to 45,352 shares of common stock.

REPORT OF AUDIT COMMITTEE AND COMPENSATION REPORT

AUDIT/EXAMINATION COMMITTEE

     The Audit/Examination Committee of Citizens Bank submits the following report. In discharging its responsibilities, the Audit/Examination Committee met with management and with Bancorp’s independent auditors, McGladrey & Pullen, LLP, to review Bancorp’s accounting functions and the audit process and to discuss the audited consolidated financial statements for the year ended December 31, 2004. Management represented to the Audit/Examination Committee that the consolidated financial statements of Bancorp and Citizens Bank were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit/Examination Committee discussed the audited consolidated financial statements with management and the independent accountants. The Audit/Examination Committee also discussed and reviewed with its independent auditors matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit/Examination Committee also discussed with the independent auditors their independence and obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No.1, “Independence Discussions with Audit Committees.” Based on the above, the Audit/Examination Committee recommended to the Bancorp and Citizens Bank Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. Members: Scott A. Fewel, Chairperson, Jock Gibson, James E. Richards, Duane L. Sorensen and Rosetta C. Venell.

     Note: Notwithstanding anything to the contrary set forth in any of Bancorp’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement in future filings with the Securities and Exchange Commission, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.

REPORT OF COMPENSATION COMMITTEE; METHODS AND PROCEDURES FOR SETTING EXECUTIVE COMPENSATION

     Annual compensation for the President and Chief Executive Officer of Citizens Bank is determined directly by the Management Review Committee of the Citizens Bank Board. This Committee consists of Citizens Bank’s outside directors. For all other executive officers of Citizens Bank, annual compensation is approved by the entire Citizens Bank Board based on the recommendations of the Board’s Human Resources Committee. Compensation of executive officers consists of a base salary, a discretionary annual bonus and discretionary stock options, a Supplemental Executive Retirement Plan adopted in October of 2001 funded by bank-owned life insurance, as well as health and disability insurance and other non-cash benefits similar to those afforded to all employees of Citizens Bank. The general policy of the Board of Directors and the Board’s Human Resources Committee in determining executive compensation, including the compensation of the President and Chief Executive Officer, is to attract and retain the highest quality talent to lead Bancorp and Citizens Bank, and to reward key executives based upon their individual performance and the performance of Bancorp and Citizens Bank. The Board believes that providing incentives and rewarding the performance of Bancorp’s and Citizens Bank’s officers enhances the profitability of the organization.

     In setting executive officer compensation, Citizens Bank does not presently employ quantitative methods, such as basing compensation directly on the achievement of specific numerical performance targets or goals. Compensation for each officer, including the President and Chief Executive Officer, is set individually based on a performance review. The review takes into account such factors as the quality of the officer’s performance for the year, the year over year growth and return on assets achieved by Citizens Bank, and the extent to which, in the ultimate judgment of the Board, the officer has contributed to enhancing shareholder value. Citizens Bank also collects compensation data from national surveys and peer group banks. This data is used as a reference point to set compensation at what the Board believes are competitive levels. In general, the Board strives to assure that its executive officer compensation levels approximate the median level for peer group banks. In determining the 2004 base salary of William V. Humphreys, Sr., the President and Chief Executive Officer of Bancorp and Citizens Bank, the Board reviewed relevant peer group compensation surveys of Oregon banking institutions. This information was used with the intent to provide Mr. Humphreys, Sr. with base compensation that is comparable to chief executives of banking institutions comparable to Bancorp and Citizens Bank. Base compensation for other executive officers was determined with reference to the same information. In awarding bonuses, Citizens Bank employs no numerical formulas, and does not guarantee its executive officers that such awards will be made. However, the amount of compensation potentially available for such purposes does depend on Citizens Bank’s return on assets for the year, its return on shareholders’ equity, and the overall safety and soundness of Citizens Bank as determined by its regulators. The Board’s decisions concerning executive officer bonuses are not based upon the attainment of any specific quantitative performance objectives, but are arrived at depending on the achievement of certain goals set by the Board at the beginning of each fiscal year. These goals included reaching certain levels of return on equity, return on assets and asset growth, and on overall operational efficiency. For the 2004 fiscal year, Citizens Bank decreased its awards of bonuses to its executive officers over the prior fiscal year. This report is submitted by the Management Review Committee (Scott A. Fewel, Jock Gibson, James E. Richards, Duane L. Sorensen, Eric C. Thompson, Sidney A. Huwaldt, and Rosetta C. Venell) and the Human Resources Committee (Jock Gibson, William V. Humphreys, Sr., James E. Richards, and Rosetta C. Venell).

TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

     Citizens Bank extends credit from time to time to some of the executive officers and directors of Bancorp and of Citizens Bank in the ordinary course of business. All such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and the loans do not involve more than the normal risk of collectibility or present any other unfavorable features. As of December 31, 2004, there were outstanding loans to a total of seven executive officers and directors of Bancorp or to companies in which such executive officers or directors have an interest. The total of all such loans, plus unfilled commitments to lend, was $5,579,737. None of these loans were delinquent as of December 31, 2004. As of December 31, 2004, no indebtedness of any one individual or company exceeded 10% of the equity capital accounts of Bancorp and its wholly-owned subsidiary, Citizens Bank.

ADDITIONAL INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires that all executive officers and directors of Bancorp and all persons who beneficially own more than 10% of Bancorp’s common stock file an initial report of their ownership of Bancorp’s securities on Form 3 and report changes in their ownership of Bancorp’s securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission with a copy sent to Bancorp. Based solely on its review of copies of these reports and representations Bancorp believes that all Forms 3, 4, and 5 required to be filed, pursuant to the Securities Exchange Act of 1934, as amended, by its directors, officers, and others who are required to file such reports were timely filed during the 2004 fiscal year.

CODE OF ETHICS

     In December 2003 the Board of Directors of Bancorp adopted the Citizens Bancorp and Citizens Bank Code of Ethics Policy, a code of business conduct and ethics for directors, officers (including the principal executive officer and principal financial officer) and employees. Shareholders may request and receive a free copy of the Code of Ethics Policy from Bancorp, Attn.: Lark E. Wysham, CFO, PO Box 30, Corvallis, Oregon 97339. The Code of Ethics Policy is also available on Citizens Bank’s website at www.citizensEbank.com.

INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

     McGladrey & Pullen, LLP (“MP”), independent Certified Public Accountants, performed the audit of Bancorp’s consolidated financial statements for the fiscal year 2004. A representative of MP will be present at the Annual Meeting and will have an opportunity to make a statement if so desired. The Audit Committee of Bancorp’s Board of Directors approved the audit services provided to Bancorp prior to their being rendered. The officers of Bancorp approved MP’s provision of the other services described below after a determination that the provision of such services would not affect MP’s independence as the auditors of Bancorp’s financial statements. MP performed no information systems design or implementation services for Bancorp in 2004.

     The following table shows the fees paid or accrued for the audit and other service provided for the fiscal years ended December 31, 2004 and 2003.

	2004	2003
MP Audit Fees(1)	$61,121	$55,991
Audit Related Fees(2)	1,796	-0-
MP Tax Fees(3)	8,365	8,563
MP Transfer Agent Audit	3,618	-0-

Total	$74,900	$64,554

(1) Audit fees represent fees for professional services provided in connection with the audit of Bancorp’s financial statements, review of the quarterly financial statements provided on Form 10-Q and audit services provided in connection with statutory or regulatory filings.

(2) Audit Related Fees consist of fees for the review of internal control documentation.

(3) Tax fees consist primarily of fees for professional services provided for tax compliance, income tax return filings and tax advice.

     The Audit Committee considered whether the provision of these services by McGladrey & Pullen, LLP is compatible with maintaining their independence.

     The Bank’s internal operational audit for 2004 was performed by the independent accounting firm of Moss Adams LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, compliance services, consulting services and other services. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

ANNUAL REPORT AND ADDITIONAL INFORMATION AVAILABLE TO SHAREHOLDERS

     BANCORP’S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS OF BANCORP AND ITS SUBSIDIARY AND THE NOTES RELATING THERETO, TOGETHER WITH THE REPORT OF THE INDEPENDENT AUDITORS AND OTHER INFORMATION CONCERNING BANCORP, WILL BE SENT TO SHAREHOLDERS ON OR ABOUT THE DATE OF MAILING TO SHAREHOLDERS OF THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE 2004 ANNUAL REPORT, AND COPIES OF BANCORP’S FORM 10-K FOR THE 2004 FISCAL YEAR TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE SEC) ON OR BEFORE MARCH 31, 2005, MAY BE OBTAINED WITHOUT CHARGE FROM LARK E. WYSHAM, CHIEF FINANCIAL OFFICER, CITIZENS BANCORP, P. O. BOX 30, CORVALLIS, OREGON 97339. BANCORP’S FILINGS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ARE ALSO AVAILABLE ON CITIZENS BANK’S WEBSITE AT WWW.CITIZENSEBANK.COM OR ON THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

PROPOSALS OF SHAREHOLDERS

     Shareholders may present matters for consideration at any annual meeting of Bancorp. Shareholders are reminded that under Article VII of the Articles of Incorporation of Bancorp, there are certain procedural requirements relating to the presentation of business at an annual meeting by a shareholder. Unless otherwise permitted by the Board of Directors, any business, including without limitation nominations of directors, may be properly brought before an annual shareholders meeting, or before any special meeting of shareholders, by a shareholder only upon the shareholder’s timely notice in writing to the Secretary of Bancorp. To be timely, a shareholder’s written notice must be physically received at the principal executive offices of Bancorp not later than the close of business on the thirtieth (30th) calendar day before the date of the meeting. The notice provided by the shareholder must set forth (i) a brief description of each matter desired to be brought before the meeting and the reason for conducting such business at the meeting, (ii) the name and address of the proposing shareholder, (iii) the class and number of shares of stock of Bancorp which are beneficially owned by the proposing shareholder, (iv) any material interest of the shareholder in the business proposed, and (v) as for each person whom the shareholder proposes to nominate for election as a director (a) the name, age, business address, and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of stock, if any, of Bancorp which are beneficially owned by such person, (d) the proposed nominee’s written consent, and (e) any other information relating to such person that is required to be disclosed or is otherwise required by any applicable law. For shareholder proposals to be considered at the 2006 Annual Meeting of shareholders, if a shareholder wishes to present a proposal at that Annual Meeting and also wishes to have the proposal included in Bancorp’s official Proxy Statement for the 2006 Annual Meeting, the written notice of proposal must be submitted to the Secretary of Bancorp no later than December 31, 2005.

STOCK PERFORMANCE GRAPH

     The graph below compares the yearly percentage change in the cumulative shareholder return on Bancorp’s common stock during the five years ended December 31, 2004 with: (i) the All Nasdaq U.S. Stocks Index as reported by the Center for Research in Security Prices; (ii) the Nasdaq Bank Index as reported by the Center for Research in Security Prices; and the S&P 500 as reported by the Center for Research in Security Prices. This comparison assumes $100.00 was invested on December 31, 1999 in Bancorp’s common stock and the comparison groups and assumes the reinvestment of all cash dividends prior to any tax effect and retention of all shares issued pursuant to stock dividends and splits.

December 31,
	1999	2000	2001	2002	2003	2004

Citizens Bancorp*	$100.00	$84.39	$107.01	$111.80	$155.44	$159.31
Nasdaq Bank Stocks	$100.00	$114.23	$123.68	$126.65	$161.92	$186.45
Nasdaq US Market	$100.00	$60.31	$47.84	$33.07	$49.45	$53.81
S&P 500	$100.00	$91.20	$80.42	$62.63	$80.62	$89.47

*This stock performance data is based solely on prices reported to Bancorp or to Citizens Bank for specific transactions between buyers and sellers who informed Bancorp or Citizens Bank of specific transactions. There was and is no established market for the common stock of Bancorp, and its common stock is not listed on any exchange or other trading or quotation system. Stock performance data for Bancorp may not represent all transactions in the shares traded for the periods in question, and no assurance can be given as to the accuracy of reported prices, as the prices were not independently verified. The data is based on prices for actual sales transactions only, and excludes offers to buy or offers to sell.

CITIZENS BANCORP

P.O. Box 30, Corvallis, Oregon 97339-0030

Proxy Solicited on behalf of the Board of Directors	April 19, 2005 Annual Meeting of Shareholders

Please sign EXACTLY as your name appears below. If shares are held by two or more persons, each must sign. Please supply your title if you are signing as an attorney, executor, trustee, guardian, corporate officer, or in some other representative capacity.

Signature

Signature
Date:____________, 2005

Please complete, date, sign, and promptly return this proxy in the enclosed envelope. Thank you.

CITIZENS BANCORP – VOTING PROXY

I (we), whose signature(s) appear on the reverse side of this proxy, hereby appoint Rosetta C. Venell and Lark E. Wysham and each of them as proxies to vote all shares of stock of Citizens Bancorp that I (we) would be entitled to vote at the Annual Meeting of shareholders of Citizens Bancorp, to be held on April 19, 2005 at 7:00 p.m. Pacific Time, in Corvallis, Oregon, and at any adjournments thereof, with all powers I (we) would have if personally present, and as instructed below. This proxy is to be voted as specified below, or if no selections are made, shall be voted FOR the proposals shown. This proxy may also be voted in management’s discretion on any other matters coming before the Annual Meeting.

ELECTION OF DIRECTORS – Management’s Nominees

Scott Fewel	Duane Sorensen	Rosetta Venell

__________FOR all nominees	___________	WITHHOLD
(except as shown)		AUTHORITY

To vote against an individual nominee, line out the nominee’s name.